                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                            _____________________________


                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                            _____________________________


                              ADOBE SYSTEMS INCORPORATED
                (Exact Name of Registrant as Specified in its Charter)


DELAWARE                                                   77-0019522
(State of Other Jurisdiction                               (IRS Employer
of Incorporation)                                          Identification No.)


                            _____________________________


                                   345 PARK AVENUE
                             SAN JOSE, CALIFORNIA  95110
                                    (408) 536-6000
            (Address and telephone number of principal executive offices)

                            _____________________________


                              ADOBE SYSTEMS INCORPORATED
                                1994 STOCK OPTION PLAN
                               (Full title of the plan)


                                   P. JACKSON BELL
                EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
                             CHIEF ADMINISTRATIVE OFFICER
                              ADOBE SYSTEMS INCORPORATED
                                   345 PARK AVENUE
                             SAN JOSE, CALIFORNIA  95110
                                    (408) 536-6000
(Name, address  and telephone number, including area code, of agent for service)

                                            Total Number of Pages:        58
                                            Exhibit Index at Page:         6

                           CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                          PROPOSED          PROPOSED
                                          MAXIMUM           MAXIMUM
TITLE OF SECURITIES     AMOUNT TO BE    OFFERING PRICE      AGGREGATE           AMOUNT OF
 TO BE REGISTERED        REGISTERED      PER SHARE(1)     OFFERING PRICE    REGISTRATION FEE(1)
                                                              (1)
-----------------------------------------------------------------------------------------------
Stock Option and
 Common Stock
(without par value)       3,600,000       $45.875          $165,150,000          $50,045
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
















-------------------------------
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon the average of the high and low prices of Common Stock on May 23, 1997 as reported on the National Association of Securities Dealers Automated Quotations System.

                                       PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The Registrant hereby incorporates by reference in this registration statement:

    (a) The contents of the Registration Statement on Form S-8 (No. 33-83030, effective August 18, 1994) previously filed with respect to the Adobe Systems Incorporated 1994 Stock Option Plan.

    (b)  The Registrant's latest annual report on Form 10-K, filed pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") containing audited financial statements for the Registrant's latest fiscal year ended November 29, 1996.

    (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant's document referred to in (b) above.


ITEM 8.       EXHIBITS

EXHIBIT
NUMBER   DOCUMENT

4.1      Certificate of Incorporation of Registrant.

4.2      Bylaws of Registrant.

4.3      1994 Stock Option Plan, as amended

4.4 Shareholder Rights Plan, as amended, is incorporated by reference to Exhibit No. 4.1 filed with Registrant's Form 10-Q for the quarter ended May 31, 1996.

4.5 Agreement and Plan of Merger dated May 30, 1997 by and between Adobe Systems Incorporated, a California corporation, and Adobe Systems (Delaware) Incorporated, a Delaware corporation.

5 Opinion of Gray Cary Ware & Freidenrich, a Professional Corporation, as to the legality of securities being registered.

23.1 Consent of Gray Cary Ware & Freidenrich (contained in Exhibit 5 hereto)

23.2     Consent of KPMG Peat Marwick LLP, Independent Auditors

23.3     Consent of Ernst & Young LLP, Independent Auditors

24.1     Power of Attorney is contained on the signature page.

                                 SIGNATURES:


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Jose, State of California, on this 30th day of May, 1997.


                                  ADOBE SYSTEMS INCORPORATED
                                       (Registrant)


                                  By:  /s/ P. Jackson Bell
                                     ------------------------------
                                       P. Jackson Bell
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Chief Administrative Officer

                                POWER OF ATTORNEY

    The officers and directors of Adobe Systems Incorporated whose signatures appear below hereby constitute and appoint John E. Warnock and P. Jackson Bell, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on May 30, 1997.

Signature                         Title

/s/ John E. Warnock
------------------------          Chairman of the Board and
John E. Warnock                   Chief Executive Officer
                                  (Principal Executive Officer)

/s/ Charles M. Geschke
------------------------          President and Director
Charles M. Geschke

/s/ P. Jackson Bell
------------------------          Executive Vice President,
P. Jackson Bell                   Chief Financial Officer and
                                  Chief Administrative Officer
                                  (Principal Financial Officer)

/s/ William R. Hambrecht
------------------------          Director
William R. Hambrecht

/s/ Robert Sedgewick
------------------------          Director
Robert Sedgewick

/s/ William J. Spencer
------------------------          Director
William J. Spencer

/s/ Gene P. Carter
------------------------          Director
Gene P. Carter

/s/ Delbert W. Yocam
------------------------          Director
Delbert W. Yocam

                                    EXHIBIT INDEX


EXHIBIT                                               SEQUENTIAL
NUMBER                  DESCRIPTION                   PAGE NUMBER

4.1      Certificate of Incorporation of Registrant.

4.2      Bylaws of Registrant.

4.3      1994 Stock Option Plan, as amended

4.4 Shareholder Rights Plan, as amended, is incorporated by reference to Exhibit No. 4.1 filed with Registrant's Form 10-Q for the quarter ended
         May 31, 1996.

4.5 Agreement and Plan of Merger dated May 30, 1997 by and between Adobe Systems Incorporated, a California corporation, and Adobe Systems (Delaware)
         Incorporated, a Delaware corporation.
5        Opinion of Gray Cary Ware & Freidenrich, a
         Professional Corporation, as to the legality of securities being registered.

23.1     Consent of Gray Cary Ware & Freidenrich
         (contained in Exhibit 5 hereto)

23.2     Consent of KPMG Peat Marwick LLP,
         Independent Auditors

23.3     Consent of Ernst & Young LLP,
         Independent Auditors

24.1     Power of Attorney is contained on the signature page.